SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 10, 2003

                         COMMUNITY BANCORP OF NEW JERSEY
                         -------------------------------
             (Exact name of registrant as specified in its charter)

     New Jersey                    000-26587                22-3495574
     ----------                    ---------                ----------
(State or other jurisdiction     (Commission               (IRS Employer
of incorporation)                File Number)             Identification No.)

            3535 Highway 9 North
            Freehold, New Jersey                           07728
            --------------------                           ------
 (Address of principal executive offices)                (Zip Code)


                                 (732) 843-9000
                                 --------------
               Registrant's telephone number, including area code

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Item 5.  Other events.
         ------------

     The Registrant issued a press release on April 10, 2003 announcing the Registrant's results for first quarter of 2003.

Item 7.  Exhibits.
         --------

     The following exhibits are filed with this Current Report on Form 8-K.

         Exhibit No.                        Description
         -----------                        -----------

         99                             Press   Release  dated  April  10,  2003
                                        announcing the Registrant's results for the first quarter of 2003.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, First Washington FinancialCorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        COMMUNITY BANCORP OF NEW JERSEY
                                        -------------------------------
                                        (Registrant)


Dated:   April 10, 2003                 By:/s/ Michael Bis
                                           ----------------
                                        MICHAEL BIS
                                        Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

                           CURRENT REPORT ON FORM 8-K
                           ---------------------------


Exhibit No.       Description                                          Page No.
-----------       -----------                                          --------

99                Press Release dated April 10, 2003                     4-5
                  announcing the Registrant's results
                  for the first quarter of 2003.